UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 1, 2006

WITNESS SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway
Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2006, the Special Committee of the Board of Directors (the “Special Committee”) of Witness Systems, Inc. (the “Company”) delivered a final report of the results of its investigation of stock option grants and stock option granting practices to the Board of Directors (the “Board”).  In connection with the completion of the Special Committee’s investigation, the Company also announced a number of board and management changes.

(b) David Gould:

Following the Special Committee’s findings and recommendations, Mr. David Gould voluntarily agreed to resign from his position as chief executive officer and as a member of the Board, effective January 3, 2007.  Mr. Gould’s resignation was tendered on December 1, 2006 and was accepted by the Board on December 6, 2006.  The Company and Mr. Gould are still negotiating the terms of his departure.  Prior to his resignation, Mr. Gould served as a member of the Board’s Option Committee.

(c) Dan Lautenbach:

On December 6, 2006, the Board voted to elect Mr. Dan Lautenbach, a member of the Board since 2002 and a member of the Special Committee, as chairman of the Board, effective immediately.  Mr. Lautenbach succeeds Mr. Gould, who has voluntarily agreed to step down as chairman of the Board.

(c) Nick Discombe:

On December 6, 2006, the Board also appointed Mr. Nick Discombe, 44, who has been the Company’s president and chief operating officer since April 2003, as the Company’s new chief executive officer and as a member of the Board.  Both appointments will be effective upon Mr. Gould’s departure.  Prior to April 2003, Mr. Discombe served as president and chief executive and a director of Eyretel, plc, a technology company listed on the London Stock Exchange.

On December 7, 2006, the Company issued a press release announcing Mr. Gould’s resignation and the appointments of Mr. Lautenbach and Mr. Discombe. A full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 8.01.                                          Other Events.

As described in Item 5.02 above, on December 1, 2006, the Special Committee delivered a final report of the results of its investigation of stock option grants and stock option granting practices to the Board.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release dated December 7, 2006

The exhibit listed above and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2006	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Witness Systems, Inc., dated December 7, 2006